EXHIBIT 99.1

BRAVERMAN INTERNATIONAL, P.C.
Certified Public Accountants
1255 McDonald Drive
PRESCOTT, AZ 86303
CELL 602-881-3870
 PHONE  928-771-1122, FAX 928-777-8378
hiluv007@aol.com

March 24, 2008

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Braverman International, P.C. was previously principal accountant for Cable Net, Inc. (the "Company") and reported on the financial statements of the Company for the years ended December 31, 2006 and 2005.  Effective February 17, 2008, we terminated by the Company as principal accountants.  We have read the Company's statements included under Item 4 of its Form 8-K dated February 17, 2008, and we agree with such statements.

Very truly yours,

/s/  Braverman International, P.C.

Braverman International, P.C.
Prescott, Arizona